UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

CAPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-33934	26-1294270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2010, Cape Bancorp, Inc. appointed Michele Pollack as Executive Vice President, Chief Lending Officer of Cape Bank and Cape Bancorp, Inc. A copy of a press release on the appointment is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Shell Company Transactions. Not Applicable

(d) Exhibits.

Exhibit No.	Description
99	Press release regarding the appointment of Michele Pollack as Executive Vice President, Chief Lending Officer of Cape Bank and Cape Bancorp, Inc., dated May 13, 2010, issued by Cape Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: May 13, 2010

By: /s/ Guy Hackney
Guy Hackney
Chief Financial Officer